UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 05, 2009 (September 29, 2009)

INNOVATIVE CARD TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51260	90-0249676
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10880 Wilshire Blvd., Suite 950 Los Angeles, California		90024
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (310) 312-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

INNOVATIVE CARD TECHNOLOGIES, INC.

October 1, 2009

Item 1.01.	Entry into a Material Definitive Agreement.

On September 29, 2009 Innovative Card Technologies, Inc., (“Company”) was notified by EMC Corporation that it had fulfilled all of its obligations and conditions under the Assignment of Debenture and Common Stock Warrant agreement entered into by the parties on July 11, 2009.  As a result, on October 1, 2009, approximately $7,585,328.97 (which includes interest, penalties and all other costs, expenses and charges associated therewith) of the Company’s 8% Senior Secured Convertible Debentures (“Debentures”) and common stock purchase warrants (“Warrants”) to purchase 1,008,064 shares of common stock were assigned back to the Company and retired.  The agreement was previously reported on the Company’s Current Report on Form 8-K which was filed with the Securities and Exchange Commission (“SEC”) on July 17, 2009 and which is incorporated herein by reference.

On September 30, 2009, the Company also entered into a series of transactions with the holders of the remaining Debentures (“Holders”) and certain creditors.

Waiver, Amendment and Exchange Agreement

Pursuant to the terms of the Waiver, Amendment and Exchange Agreement, the remaining Holders agreed to waive all existing events of default under the Debentures and to waive any late fees, increased interest and liquidated damages that accrued prior to September 30, 2009. The Holder’s also agreed to amend the terms of the: (i) Securities Purchase Agreements, (ii) Security Agreements, and (iii) Guarantee, entered into on January 8, 2008 and April 15, 2008 which were previously filed with the SEC and on the Company’s Current Reports on Form 8-K on January 9 and April 16, 2008, respectively, and which are incorporated herein by reference.

The Company also agreed to issue to each of the Holders, in exchange for their Debentures and Warrants, Amended and Exchanged Original Issuance Discount Debentures (“Amended Debentures”), with a principal amount equal to each Holder’s current Debenture plus interest through April 2, 2010 and Amended and Exchanged Warrants (“Amended Warrants”) in an amount equal to each Holders current Warrant.  The Amended Debentures (i) bear interest at 8% per year commencing on April 1, 2010, paid quarterly, commencing July 1, 2010, in cash or, subject to certain conditions, registered shares of our common stock; (ii) have a maturity of January 8, 2011, (iii) are convertible at the Holders’ option into shares of our common stock at $1.00 per share, (iv) are secured by all of our and our subsidiaries’ assets, including inventory, receivables, unencumbered equipment and intellectual property, and (v) have a forced conversion feature which allows the Registrant to force the conversion of the Amended Debentures if our common stock trades above $1.00 for 10 consecutive trading days.  Such a forced conversion may be limited by contractual restrictions on the amount of our common stock which the Holder may own and certain other conditions.  Each Amended Warrant has a term of 5 years from the initial issuance date which is January 8, 2008 and an exercise price of $0.25 per share. The Amended Warrants also provide for the issuance of a replacement warrant in the event they are exercised for cash.

Pursuant to the Waiver, Amendment and Exchange Agreement, we issued an aggregate of $3,975,974 of our Amended Debentures and Amended Warrants to purchase 700,000 common shares in exchange for the Debentures and Warrants.

In addition to the exchange of the Debentures and Warrants, we also exchanged certain outstanding obligations owed to creditors of the Company in an aggregate amount of $672,243 in exchange for Amended Debentures in the amount of $699,354 and Amended Warrants to purchase 135,533.

Both the conversion price of the Amended Debentures and the exercise price of the Amended Warrants are subject to “full-ratchet” price protection in the event of stock issuances below their respective conversion or exercise prices, except for specified exempted issuances including grants of stock options and stock issuances to officers, directors, employees and consultants.

Debenture & Warrant Purchase Agreement

Pursuant to the terms of the Debenture and Warrant Purchase Agreement, the Company sold an additional $1,127,321 of its Amended Debentures (convertible into 4,509,284 common shares) and 2,254,642 Amended Warrants.  The Amended Debentures and Warrants issued to these investors have a conversion price and exercise price of $0.25 and $0.25, respectively.  As a condition to the closing, the investors required any Holders not participating in the Debenture and Warrant Purchase Agreement to further amend their Amended Debentures and Warrants to remove the anti-dilution provisions in each document relating to subsequent equity issuances, including this financing.  All other terms and conditions are identical to the Amended Debentures and Warrants.   As a result, Amended Debentures in the amount of $3,336,287 were repriced to a conversion price of $0.25.

The effect of these transactions is a follows:

•	Cancellation of $7,585,329 Debenture and Warrants to purchase 1,008,064 shares;

•
Issuance of $1,339,041 Amended Debentures ($1.00 conversion price) and 246,460 Amended Warrants ($0.25 exercise price) these Amended Debentures and Warrants do not contain any anti-dilution or repricing provisions;

•	Issuance of $4,463,608 Amended Debentures ($0.25 conversion price) and 2,843,715 Amended Warrants ($0.25 exercise price);

•	Gross cash proceeds to the Company in the amount of $1,127,321; and

•	Conversion of past due obligations to creditors and short term financing in the amount of $672,243.

The securities offered in the financing have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This current report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

The foregoing summaries of each of the: Securities Purchase Agreement dated January 8, 2009, 8% Senior Secured Convertible Debenture dated January 8, 2009, Common Stock Purchase Warrant dated January 8, 2009, Registration Rights Agreement dated January 8, 2009, Security Agreement dated January 8, 2009, Subsidiary Guarantee dated January 8, 2009, Lock-Up Agreements dated January 8, 2009,  Securities Purchase Agreement dated April 15, 2009, 8% Senior Secured Convertible Debenture dated April 15, 2009, Common Stock Purchase Warrant dated April 15, 2009, Registration Rights Agreement dated April 15, 2009, Security Agreement dated April 15, 2009, Subsidiary Guarantee dated April 15, 2009, Lock-Up Agreements dated April 15, 2009,  Assignment of Debenture and Common Stock Warrant with EMC, Waiver, Amendment and Exchange Agreement, and Debenture & Warrant Purchase Agreement Form of Amended Debenture and Form of Amended Warrant are qualified in their entirety by reference to the full text of each such document, a copy of the form of each is attached hereto as Exhibits 10.01, 10.02, 10.03, 10.04, 10.05, 10.06, 10.07, 10.08, 10.09, 10.10, 10.11, 10.12, 10.13, 10.14, 10.15, 10.16, 10.17, 10.18, and 10.19 respectively, and each of which is incorporated herein in its entirety by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this current report on Form 8-K is incorporated herein by reference in its entirety.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this current report on Form 8-K is incorporated herein by reference in its entirety.

Item 7.01	Regulation FD Disclosure

On October 5, 2009, the Company announced the completion of the transactions disclosed above in Item 1.01 of this Current Report on Form 8-K.  A copy of the press release is attached to this report as Exhibit 99.01.

The information contained in this Item 7.01 of this Current Report on Form 8-K and the corresponding exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in exhibit 99.01 of this report shall not be deemed an admission as to the materiality of any information disclosed in Item 7.01 of this report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this current report.

INDEX TO EXHIBITS

			Incorporated by Reference
Exhibit No.	Description	Filed Herewith	Form	Exhibit No.	File No.	Filing Date

10.01	Form of Securities Purchase Agreement Dated January 8, 2008		8-K	10.1	001-33353	1/9/07

10.02	Form of 8% Senior Secured Convertible Debenture issued January 8, 2008		8-K	10.2	001-33353	1/9/07

10.03	Form of Common Stock Purchase Warranted issued January 8, 2008		8-K	10.3	001-33353	1/9/07

10.04	Form of Registration Rights Agreement dated January 8, 2008		8-K	10.4	001-33353	1/9/07

10.05	Form of Security Agreement dated January 8, 2008		8-K	10.5	001-33353	1/9/07

10.06	Form of Subsidiary Guarantee dated January 8, 2008		8-K	10.6	001-33353	1/9/07

10.07**	Form of Lock-Up Agreement dated January 8, 2008		8-K	10.7	001-33353	1/9/07

10.08	Form of Securities Purchase Agreement Dated April 15, 2008		8-K	10.1	001-33353	4/16/08

10.09	Form of 8% Senior Secured Convertible Debenture issued April 15, 2008		8-K	10.2	001-33353	4/16/08

10.10	Form of Common Stock Purchase Warranted issued April 15, 2008		8-K	10.3	001-33353	4/16/08

10.11	Form of Registration Rights Agreement dated April 15, 2008		8-K	10.4	001-33353	4/16/08

10.12	Form of Security Agreement dated April 15, 2008		8-K	10.5	001-33353	4/16/08

10.13	Form of Subsidiary Guarantee dated April 15, 2008		8-K	10.6	001-33353	4/16/08

10.14	Form of Lock-Up Agreement dated April 15, 2008		8-K	10.7	001-33353	4/16/08

10.15	Assignment of Debenture and Common Stock Warrants Agreement with EMC		8-K	10.01	001-33353	7/17/09

10.16	Waiver, Amendment and Exchange Agreement	*

10.17	Debenture & Warrant Purchase Agreement	*

10.18	Form of Amended Debenture dated September 30, 2009	*

10.19	Form of Amended Warrant dated September 30, 2009	*

99.01	Copy of Press Release dated Oct. 5, 2009.	*

**Management contracts or compensation plans or arrangements in which directors or executive officers are eligible to participate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNOVATIVE CARD TECHNOLOGIES, INC.

Date: October 5, 2009	By:	/s/ Richard Nathan
Richard Nathan
Chief Executive Officer